investor [presentation]
november 2010

KONA GRILL®

forward-looking statements

This presentation contains forward-looking statements. These statements relate to future events or our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the limited history for evaluating our company; our history of losses; the effect of poor operating results on our company; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; a decline in visitors to activity centers surrounding our restaurants; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

who we are

- emerging national restaurant concept
- flavorful new american cuisine, familiar favorites, award-winning sushi and dynamic bar
- currently operate 25 restaurants in 16 states
- high unit volumes with moderately priced average check of $24
- TTM sales of $85 million


KONA GRILL



investment highlights

- differentiated upscale, [polished casual] restaurant concept
- proven, national portability with flexible real estate options
- well positioned for nationwide growth
- compelling unit economics with strong cash-on-cash returns
- clean balance sheet
- new experienced management team

KONA GRILL

points of differentiation

- first concept to offer top quality sushi and new american cuisine
  - eliminates [veto vote]
  - memorable flavor profiles
- significant bar business [32% of sales]
  - energy
  - margins
  - high-value happy hour
- indoor/outdoor architecture
- broad demographic appeal

exceptional dining experience

- scratch kitchen delivering exceptional flavors
- generous portions and creative presentations
- 40+ signature sauces and dressings
  - prepared daily by saucier
  - adds international influence to the menu
- award-winning sushi [22% of total sales]
- awarded [best sushi] in multiple markets
- multiple choices for health conscious guests

exceptional service

- emphasis on training & supervision
- formal performance reviews
- low staff to table ratio
- low management and crew turnover
- higher than peer guest satisfaction scores
- server assistants enhance guest experience




KONA GRILL

upscale contemporary ambiance

- indoor/outdoor design drives energy
- exhibition-style kitchen and sushi bar
- aquarium provides focal point for the restaurant
  - it's a living artifact
- multiple dining environments facilitate higher guest frequency





popular patio

- the place to "see and be seen"
- year-round sales opportunity
- four season patio in cold climates





menu and day part mix


menu mix
Beer
11%
Wine
8%
Liquor
13%
Appetizers
10%
Soups &
Salads
7%
Pizza, Pasta,
&
Sandwiches
11%
Entrees
14%
Desserts
& Bev
4%
Sushi
22%


day part
Lunch(11AM - 3PM)
21%
Dinner (5PM - 9PM)
55%
3PM - 5PM
11%
9PM - Close
12%
Non-Peak
24%

familiar favorites

truffled porcini crusted tenderloin medallions



new american cuisine

macadamia nut chicken



fresh seafood

pan roasted black cod



new american appetizers

avocado egg roll



award-winning sushi

sushi and sashimi combo



perfect pairings lunch offering

- drive weekday lunch sales
- 15 minutes to table
- supports price/value proposition



oriental salad

brand positioning/awareness

- position
  - aspiring and upscale guests
  - fresh menu options
  - attentive service and execution
- creating buzz
  - loyalty and rewards
  - public relations
  - social marketing [yelp, facebook, foursquare, twitter]
  - SEO/SEM and other interactive advertising
  - outdoor and print advertising
- local restaurant marketing
  - public relations
  - targeted direct mailing
  - social marketing
  - charity event sponsorship
  - concierge

loyal user base

guest usage*	KONA GRILL	casual dining range
heavy	17%	10-15%
medium	37%	16-30%
light	46%	55-60%

* Visits in last 90 days:

Heavy 9+

Medium 4-8

Light 1-3

KONAVORE

loyalty program

- in less than 9 months we have 100k Konavore members
- track and segment guest usage patterns and frequency
- facilitates dialogue directly with guests
- deliver increased frequency through unique offerings

promotions


rendezvous
[fresh mahi mahi]


[tuna tartare]


[hawaiian ribeye]


mahi mahi
tartare
ribeye


SUSHI AND THE CITY
KONA GRILL 2010
carrie on may 28th - june 6th
make your [reservations] today
[nyc trip raffle] $1 per ticket
all proceeds go to dress for success
KONA GRILL


SUSHI AND THE CITY
KONA GRILL 2010

experienced management team

name	position	relevant experience
Marc Buehler	Chief Executive Officer and President	17 Years
Mark Robinow	Chief Financial Officer	29 Years
Larry Ryback	SVP of Operations	18 Years
Rachel Phillips-Luther	VP of Marketing and Brand Innovation	11 Years

unit growth


CAGR: 14%
25
20
15
10
5
0
# of Units
5
9
4
14
3
17
4
20
1
24
25
New Units
2006
2007
2008*
2009
2010
2011**

* Existing stores revised to reflect Naples, FL restaurant closure in September 2008
** No leases signed for 2011

KONA GRILL

site selection strategy

- strict site selection process
  - high traffic, upscale retail centers/shopping malls
  - lifestyle/entertainment centers
  - urban power dining locations
  - significant commercial and residential population
  - senior management and BOD approval required
  - empirical site selection model in development
- rigorous pro forma ROI review
- prototype of 6,500 square feet and 280 seats
- no leases signed or commitments for 2011

nationwide market opportunity of 100+ restaurants

Current and Expected Future Locations


Eden Prairie
Troy
Lincolnshire
Oak Brook
Omaha
Carmel
Stamford
Woodbridge
Denver
Kansas City
Baltimore
Richmond
Las Vegas
Phoenix
Scottsdale
Chandler
Gilbert
Dallas
Austin
Sugar Land
Baton Rouge
San Antonio
Houston
Tampa
West Palm Beach

★ *Current locations*

★ *Expected future locations*

KONA GRILL

2010 accomplishments

- develop 18 month, and 36 month strategic plan
- drive guest frequency and brand awareness
- heavy social marketing push
- leverage [konavore] loyalty program
- improved value proposition
- improve/expand beverage offering
- engage in menu offering evolution
- exploit brand strengths
  - scratch kitchen, multiple usage opportunities, sushi
- reinvest in current physical plants [1 full remodel]

2011 initiatives

- finish menu evolution
- reinvest in current physical plants [3-5 full remodels] with rigorous ROI analysis
- develop stronger take-out program
- expand catering and off-site programs
- further build people pipeline with refined hiring and development tools

financial [overview]

Kona Grill

affordable dining experience

strong unit sales at an affordable guest check



Average Check per Guest
$40.00
$30.00
$20.00
$10.00
$0.00
$19.00
$16.50
$20.50
$17.40
$23.90
$16.25
$24.64
$20.38
$39.00
$27.50
The Cheesecake Factory
P.F. CHANG'S CHINA BISTRO
KONA GRILL
J. ALEXANDER'S
McCORMICK & SCHMICK'S SEAFOOD RESTAURANTS
With vs. without alcohol

Source: 2009 10-K and estimates for food component of average check

stable sales growth

sales growth driven by unit expansion


Restaurant Sales (thousands)
$80,000
$60,000
$40,000
$20,000
$0
CAGR: 17%
GROWTH: 7.0%
$50,323
$69,521
$75,815
$81,095
$61,096
$65,343
2006
2007
2008
2009
Q3 YTD 09
Q3 YTD 10

KONA GRILL

same-store sales

comps reflect signs of improvement



Same-Store Sales Growth
5.0%
2.5%
0.0%
(2.5%)
(5.0%)
(7.5%)
(10.0%)
4.0%
2.7%
-7.2%
-9.3%
-2.5%
-0.3%
0.0%
3.5%
2006
2007
2008
2009
Q1 10
Q2 10
Q3 10
Sept. 10

Note: Includes only restaurants opened for more than 18 months

attractive restaurant operating profit margin

incremental sales can significantly drive margin improvement



Restaurant Operating Profit Margin
20.0%
15.0%
10.0%
5.0%
0.0%
10.0%
12.4%
14.7%
17.3%
18.3%
J. ALEXANDER'S
McCORMICK & SCHMICK'S
SEAFOOD RESTAURANTS
KONA GRILL
The Cheesecake Factory
P.F. CHANG'S
CHINA BISTRO

Source: 2009 Form 10-K

g&a leverage

strong g&a leverage provides opportunity for EBITDA growth



G&A % of Restaurant Sales
12.0%
8.0%
4.0%
0.0%
11.3%
9.6%
9.7%
8.1%
7.2%
2006
2007
2008
2009
2010 (Projected)

Note: G&A excludes separation, 123R, activist shareholder activities, and Rights plan expenses

KONA GRILL

clean balance sheet

- reduced debt despite tough economy
- provides opportunity for non-dilutive growth



Short and Long-Term Debt (thousands)
2,000
1,500
1,000
500
0
2,037
1,320
636
132
0
FYE
2008
2009
2010*
2011*
2012*

* Forecasted balance

compelling unit level economics

quality site selection and effective execution leads to superior returns

($ in thousands)	Comparable Units(1)	Targeted Economics(2)
Restaurant sales	$ 3,900	$ 4,500
Net cash investment(3)	$ 2,300	$ 2,500
Restaurant cash flow	625	875
% Margin	16%	19%
Cash return on cash investment	**27%**	**35%**

(1) Figures reflect averages for the 17 stores in the comparable base as of 12/31/09
(2) Once restaurant matures, on average 2 - 4 years after opening
(3) Net of landlord tenant improvement allowance and excluding pre-opening expenses

increasing EBITDA

($ in thousands)	9 Months Ended September 30, 2010		2009	
	(Unaudited)			
Total Restaurant Sales	$	65,343	$	61,096
% Growth		7.0%		6.7%
Restaurant Operating Profit	$	9,135	$	9,857
% Margin		14.0%		16.1%
EBITDA	$	3,950	$	3,633
% Margin		6.0%		5.9%
# of Restaurants		24		23

balance sheet

	September 30, 2010	December 31, 2009
ASSETS		
Cash and investments	$ 2,185	$ 8,686
Other	1,943	2,087
Property and equipment, net	38,282	39,190
Total assets	$ 42,410	$ 49,963
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities	$ 8,512	$ 15,159
Notes payable	219	636
Deferred rent	16,390	16,185
Stockholders' equity	17,289	17,983
Total liabilities and stockholders' equity	$ 42,410	$ 49,963

2010 financial accomplishments

- use 25 restaurant volume to drive purchasing power
- adjust restaurant management staff to sales
- increase efficiency of marketing spend through on-line tools
- leverage existing tools to drive margins
- revise restaurant management incentive plans
- continued leverage of g&a expenses

2011 financial initiatives

- use free cash flow to build balance sheet
- continue to leverage size for more efficient purchasing opportunities
- build on existing technology investment
- determine ROI of remodeling investments
- achieve bottom line profitability

conclusion

- differentiated upscale [polished casual] restaurant concept
- proven, national portability with flexible real estate options
- well positioned for nationwide growth
- compelling unit economics with strong cash-on-cash returns
- clean balance sheet
- new experienced management team


KONA GRILL